Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of MicroVision, Inc. (the "Company"), does hereby certify that to the undersigned's knowledge:

1)    the Company's Form 10-Q for the quarter ended March 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)    the information contained in the Company's Form 10-Q for the quarter ended March 31, 2021 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2021	/s/ Stephen P. Holt Stephen P. Holt Chief Financial Officer